UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2015

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Transgenomic, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2015, the Company entered into an Unsecured Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”), dated December 31, 2014, with an accredited investor (the “Initial Investor”) pursuant to which the Company issued and sold, on December 31, 2014 (the “Initial Closing”), to the Initial Investor in a private placement an unsecured convertible promissory note (the “Initial Note”) in the aggregate principal amount of $750,000. Pursuant to the terms of the Purchase Agreement, the Company may, after the Initial Closing, but no later than January 31, 2015, sell up to an aggregate of $1,500,000 in additional unsecured convertible promissory notes, on the same terms and conditions as the Initial Note (the “Additional Notes”), to one or more additional accredited investors, subject to certain conditions.

In accordance with the terms of the Purchase Agreement, the Company entered into the Purchase Agreement with seven additional accredited investors (the “Additional Investors”) on January 15, 2015 and issued and sold to the Additional Investors in a private placement (the “Additional Private Placement”) Additional Notes in an aggregate principal amount of $925,000. Each of the Additional Notes accrues interest at a rate of 6% per year and matures on December 31, 2016. The outstanding principal and unpaid interest accrued under each Additional Note is convertible into shares of common stock of the Company (the “Common Stock”) as follows: (i) commencing upon the date of issuance of the Additional Note (but no earlier than January 1, 2015), the Additional Investor holding such Additional Note is entitled to convert, on a one-time basis, up to 50% of the outstanding principal and unpaid interest accrued under the Additional Note, into shares of Common Stock at a conversion price equal to the lesser of (a) the average closing price of the Common Stock on the principal securities exchange or securities market on which the Common Stock is then traded (the “Market”) for the 20 consecutive trading days immediately preceding the date of conversion, and (b) $2.20 (subject to adjustment for stock splits, stock dividends, other distributions, recapitalizations and the like); and (ii) commencing February 15, 2015, the Additional Investor holding such Additional Note is entitled to convert, on a one-time basis, any or all of the remaining outstanding principal and unpaid interest accrued under the Additional Note, into shares of Common Stock at a conversion price equal to 85% of the average closing price of the Common Stock on the Market for the 15 consecutive trading days immediately preceding the date of conversion.

Pursuant to the terms of the Purchase Agreement, the Company is obligated to use its best efforts to file with the SEC by January 31, 2016 a registration statement to register for resale all of the shares of Common Stock issued on or prior to November 30, 2015 pursuant to the conversion of any portion of the Additional Notes (the “Initial Registration Statement”) and to use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC by March 31, 2016. In addition, the Company is obligated to use its best efforts to file with the SEC by January 31, 2017 an additional registration statement to register for resale all of the shares of Common Stock issued pursuant to the conversion of any portion of the Additional Notes that have not previously been registered for resale (the “Additional Registration Statement”) and to use its commercially reasonable efforts to have the Additional Registration Statement declared effective by the SEC by March 31, 2017. Under the Purchase Agreement, the Company may be required to effect one or more other registrations to register for resale the shares of Common Stock issued or issuable under the Additional Notes (collectively, the “Shares”) in connection with certain “piggy-back” registration rights granted to the Additional Investors. The Company will be required to pay $1,000 in liquidated damages to each Additional Investor for each day the Company fails to meet an Initial Registration Statement or Additional Registration Statement filing or effectiveness deadline.

The foregoing descriptions of the Purchase Agreement and the Additional Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the form of Additional Note, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2015, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Additional Private Placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, on January 20, 2015, the Company sold the Additional Notes in the aggregate principal amount of $925,000 to “accredited investors,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. Each Additional Investor represented to the Company that it was acquiring the Additional Note, and would acquire the underlying Shares, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Additional Notes and the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Craig-Hallum Capital Group LLC (the “Placement Agent”) acted as the sole placement agent for the Additional Private Placement.  In connection with the Additional Private Placement, the Company issued to the Placement Agent an unsecured convertible promissory note, upon the same terms and conditions as the Additional Notes, in an aggregate principal amount equal to 5% of the proceeds received by the Company pursuant to the Additional Private Placement, or $46,250.

The Purchase Agreement and the form of Additional Note, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2015, are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

Date: January 20, 2015